SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported): November 15, 2001

PRIME RECEIVABLES CORPORATION
(Originator of the Prime Credit Card Master Trust)

7 W. Seventh Street
Cincinnati, Ohio 45202
(513) 579-7580
Delaware (State of Incorporation)	31-1359594 (IRS ID No.)	0-21118 (Commission File Number)

Item 5.  Other Events.

         None.

Item 7.  Financial Statements, Pro Forma Financial Information, and
    Exhibits.

          The following Exhibits are filed with this Report:

          99.10      Settlement Statement of the Trust
                    for the period ended November 3, 2001
                    and the related distributions made
                    on November 15, 2001.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
PRIME RECEIVABLES CORPORATION

Date: November 21, 2001	By: /s/ David W. Dawson David W. Dawson Treasurer

INDEX TO EXHIBITS
Exhibit Number	Exhibit	Sequentially Numbered Page

99.10                Settlement Statement of the Trust
                    for the period ended November 3, 2001
                    and the related distributions made
                    on November 15, 2001.

Exhibit 99.10

Settlement Statement of the Trust for the Period
Ending November 3, 2001 and the Related
Distributions made on November 15, 2001.